SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Event [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Arrangement Agreement

On January 19, 2024, the Company announced that it had entered into the Arrangement Agreement under which BREP X together with BREIT will acquire all outstanding common shares of the Company and each holder of common shares (other than Blackstone and dissenting shareholders) will be entitled to receive $11.25 per common share in cash. The Go-Private Transaction is structured as a statutory plan of arrangement under the Business Corporations Act (Ontario). The completion of the Go-Private Transaction is expected to occur in the second quarter of 2024 and is subject to customary closing conditions, including court approval, the approval of Tricon shareholders (in accordance with the requirements of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions) and regulatory approval under the Canadian Competition Act (which was obtained on February 19, 2024) and Investment Canada Act. Subject to and upon completion of the Go-Private Transaction, the Company expects that the common shares will no longer be listed on the NYSE or TSX and that the Company will apply to cease to be a reporting issuer under applicable Canadian securities laws.

As of the announcement date, BREIT Shareholder owned 6,815,242 common shares and 240,000 Preferred Units (Note 20) that are exchangeable into 28,235,294 common shares, which represented approximately 11% of all outstanding common shares of the Company, assuming conversion of all Preferred Units. Pursuant to the support agreement entered into in connection with the Go-Private Transaction, BREIT Shareholder exchanged 180,000 of its Preferred Units for 21,308,382 common shares of the Company on February 9, 2024 (see Note 20). As of the date hereof, BREIT Shareholder owns 28,123,624 common shares and 60,000 Preferred Units. Pursuant to the support agreement, BREIT Shareholder agreed to exchange the balance of its Preferred Units into common shares prior to the closing of the Go-Private Transaction.

The Arrangement Agreement provides for, among other things, customary representations, warranties and covenants, including customary non-solicitation covenants from Tricon, subject to the ability of the Company’s board to accept a superior proposal in certain circumstances, with a “right to match” in favor of Blackstone, and conditioned upon payment of a $122,750 termination fee to Blackstone, except that the termination fee will be reduced to $61,250 if the Arrangement Agreement is terminated by the Company prior to March 3, 2024 in order to enter into a definitive agreement providing for the implementation of a superior proposal. In certain circumstances, Blackstone will be required to pay a $526,000 reverse termination fee to Tricon upon the termination of the Arrangement Agreement.

Completion of the Go-Private Transaction is subject to various closing conditions, including obtaining court approval and certain regulatory approvals and the approval of the Company’s shareholders in accordance with the requirements of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions. As part of the Go-Private Transaction, Tricon intends that during the pendency of the Go-Private Transaction its regular quarterly dividend will not be declared and it has agreed that the DRIP will be suspended. Tricon intends to continue paying quarterly distributions on the Preferred Units in accordance with the terms of the Transaction Documents. If the Arrangement Agreement is terminated, the Company intends to resume declaring and paying regular quarterly dividends on the common shares and to reinstate its DRIP.